SCHEDULE 14A
                                    (Rule 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                                 Exchange Act of 1934

          Filed by the registrant  X
          Filed by a party other than the registrant
          Check the appropriate box:
           X   Preliminary proxy statement
               Definitive proxy statement
               Definitive additional materials
               Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

               Pilgrim Regional Bank Shares Inc.
               (Name of Registrant as Specified in Its Charter)

               Pilgrim Regional Bank Shares Inc.
               (Name of Person(s) Filing Proxy Statement)

          Payment of filing fee (Check the appropriate box):

           X $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
               $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
               Fee computed on table below per Exchange Act
               Rules 14a-6(i)(4) and 0-11.

               (1)  Title of each class of securities to which transaction applies:
               __________________________________________________________

               (2)  Aggregate number of securities to which transaction
                    applies:
                ________________________________________________________

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
                    Rule 0-11:
                ________________________________________________________

               (4)  Proposed maximum aggregate value of transaction:

                ________________________________________________________



               Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

               (1)  Amount previously paid:

                ________________________________________________________

               (2)  Form, schedule or registration statement no.:

                ________________________________________________________

               (3)  Filing party:

                ________________________________________________________

               (4)  Date filed:

                ________________________________________________________

                           PILGRIM REGIONAL BANKSHARES INC.
                                Two Renaissance Square
                         40 North Central Avenue, Suite 1200
                               Phoenix, Arizona  85004

                                   January   , 1996

          Dear Shareholder:

               We are pleased to enclose the Notice and Proxy Statement for the Special Meeting of Shareholders of Pilgrim Regional BankShares Inc. (the "Fund"), to be held at 10:00 a.m., local time, _________, February __, 1996 at the offices of the Fund. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a shareholder.

               At the Special Meeting, Fund shareholders will be asked to consider and vote on several proposals.

               First, the Fund is seeking approval of an amendment to the following three fundamental investment policies:

               o Investment policy regarding regional banks. A change is proposed to permit the Fund to expand the types of depository institutions in which it normally invests at least 65% of its assets to include (1) regional banks and their holding companies which have less than $1 billion in consolidated assets (the current limit), (2) state-chartered banks, and (3) thrift institutions, and
                    (4) in savings accounts of mutual thrifts.

               o Investment restriction against investing more than 25% of the Fund's assets in any industry other than the banking industry. An amendment of this restriction would allow the Fund to pursue the proposed investment policy discussed above.

                o Fundamental investment restriction against investing in other investment companies. The elimination of this restriction would permit the Fund to invest in other investment companies.

               The Board of Directors of the Fund believes that the adoption of these changes will allow the Fund to pursue a more flexible investment strategy that would reflect the changes in the banking and related industries.

               The Fund is also seeking approval of the following proposals:

               o Change of Fund's Name. The Fund's name would be changed to "Pilgrim America BankShares Inc."

                o Determination that the Fund will remain a closed-end investment company. The Fund is required to hold a vote on whether the Fund should convert from a closed-end investment company to an open-end investment company. The Board of Directors believes that the closed-end nature of the Fund has been important to the Fund's investment strategies to date, and that conversion to an open-end investment company could have a detrimental effect by causing the Fund to change its investment strategies to decrease its holdings in less liquid securities. The Board belives this conversion could also expose the Fund to risks of a substantial reduction in size and a corresponding increase in the Fund's expense ratio and could cause the Fund to realize substantial long-term capital gains upon the sale of its holdings, which would be taxed to Fund shareholders. Accordingly, the Board recommends that shareholders approve the Fund retaining its closed end status.

               o Other Proposals. The Fund is asking shareholders to elect Directors for the upcoming year, and to ratify the appointment of new independent auditors, KPMG Peat Marwick LLP.

               The Directors of the Fund have concluded that the proposals are in the best interests of the Fund and its shareholders and recommend that you vote FOR each of the proposals, which are described in more detail in the enclosed Proxy Statement.

               We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                             Sincerely,



                                             Robert W. Stallings
                                             President
                           Pilgrim Regional BankShares Inc.
                                  _________________

                                Two Renaissance Square
                         40 North Central Avenue, Suite 1200
                               Phoenix, Arizona  85004
                                    (800) 331-1080

                      Notice of Special Meeting of Shareholders

                           to be Held on ___________, 1996


          To the Shareholders:

               A Special Meeting of Shareholders of Pilgrim Regional BankShares Inc. (the "Fund") will be held on __________, _________, 1996 at 10:00 a.m., local time, at the offices of the Fund, Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

          1. To approve or disapprove the following changes to the Fund's investment policies:

               a. To amend the Fund's fundamental investment policy of normally investing at least 65% of its total assets in equity securities of regional banks to expand the types of depository institutions in which the Fund may invest and to allow the Fund to invest in savings accounts of mutual thrifts.

               b. To amend the Fund's fundamental investment restriction on investing more than 25% of the Fund's assets in any industry other than the banking industry to provide that the Fund may not invest more than 25% of its assets in any industry other than banking and related industries.

               c. To eliminate the Fund's fundamental investment restriction on investing in the securities of other investment companies.

          2. To approve an amendment to the Fund's Restated Articles of Incorporation to change the name of the Fund from Pilgrim Regional Bank Shares Inc. to Pilgrim America BankShares Inc.

          3. To determine whether the Fund should remain a closed-end investment company.

          4. To elect five directors to serve until their successors are elected and qualified.

          5. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Fund for the fiscal year ending December 31, 1996.

          6. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

               Shareholders of record at the close of business on [January 2, 1996] are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                                   By Order of the Board of Directors


                                   Nancy L. Peden
                                   Assistant Secretary
          January __, 1996
          Two Renaissance Square
          40 North Central Avenue, Suite 1200
          Phoenix, Arizona 85004

                           Pilgrim Regional BankShares Inc.

                                   PROXY STATEMENT

            Special Meeting of Shareholders to be held on __________, 1996


               This Proxy Statement is furnished by the Board of Directors of Pilgrim Regional BankShares Inc. (the "Fund") in connection with the Fund's solicitation of voting instructions for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on __________, ___________, 1996, at 10:00 a.m., local time, at the offices of the Fund, Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the purposes set forth below and in the accompanying Notice of Special Meeting. At the Meeting, the shareholders of the Fund will be asked:

               1. To approve or disapprove the following changes to the Fund's investment policies:

                    a. To amend the Fund's fundamental investment policy of normally investing at least 65% of its total assets in equity securities of regional banks to expand the types of depository institutions in which the Fund may invest and to allow the Fund to invest in savings accounts of mutual thrifts.

                    b. To amend the Fund's fundamental investment restriction on investing more than 25% of the Fund's assets in any industry other than the banking industry to provide that the Fund may not invest more than 25% of its assets in any industry other than banking and related industries.

                    c. To eliminate the Fund's fundamental investment restriction on investing in the securities of other investment companies.

               2. To approve an amendment to the Fund's Restated Articles of Incorporation to change the name of the Fund from Pilgrim Regional Bank Shares Inc. to Pilgrim America BankShares Inc.

               3. To determine whether the Fund should remain a closed-end investment company.

               4. To elect five directors to serve until their successors are elected and qualified.

               5. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Fund for the fiscal year ending December 31, 1996.

               6. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

               Solicitation  of  proxies  is being  made  primarily  by the mailing of this Notice and Proxy Statement with its enclosures on or about January __, 1996. In addition to the solicitation of proxies by mail, officers of the Fund and employees of Pilgrim America Investments, Inc. ("Pilgrim America" or the "Investment Manager"), investment adviser to the Fund and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained by telephonic or electronically
          transmitted   instructions.       Proxies   that   are   obtained
          telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. The cost of this assistance is expected to be approximately $_____. The costs associated with such solicitation and the Meeting will be borne by the Fund.

               In all cases where a  telephonic proxy is solicited, the SCC representative is required to ask you for your full name, address, social security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and the number of shares owned. If the information solicited agrees with the information provided to SCC by the Fund, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for your instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendations set forth in the proxy statement. Within 72 hours, SCC will send you a letter or mailgram to confirm your vote and asking you to call SCC immediately if your instructions are not correctly reflected in the confirmation.

               If you wish to participate in the meeting of Shareholders, but do not wish to give your proxy by telephone, you may still submit the proxy card originally sent with your proxy statement or attend in person. Replacement proxy cards may be obtained by calling
          1-800-______________. Any proxy given by you, whether in writing or by telephone is revocable.

               Each share of Common Stock, $.001 par value, of the Fund (the "Common Stock") is entitled to one vote. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby cancelling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR each of the proposals and may vote in their discretion with respect to other matters not now known to the Board of the Fund that may be presented at the Meeting.

               Shareholders of the Fund at the close of business on [January 2, 1996] (the "Record Date") will be entitled to be present and give voting instructions for the Fund at the Meeting with respect to their shares of Common Stock owned as of such record date. Each share of Common Stock is entitled to one vote. As of December 31, 1995, there were _____________ shares of Common Stock outstanding and entitled to vote as of such record date, representing total net assets of approximately $_____________.

               A majority of the outstanding shares of the Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum for the transaction of the Fund's business at the Meeting.

               A "Majority Vote" is required for the approval of Proposals 1a, 1b and 1c. For the purposes of this requirement, a "Majority Vote" shall mean a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less. The vote of a majority of the shares outstanding is required for the approval of Proposal
          2. If the change in investment policy in Proposal 1a is not approved by the shareholders, Proposal 1b will not be adopted, even if the shareholder vote necessary to adopt it is received.

               Proposal 3, determining whether the Fund should remain a closed-end company, no minimum vote is required to remain closed-end. To convert the Fund to an open-end investment company, a Majority Vote, as defined above, against the Proposal is required. A majority of the votes cast at the Meeting is required for the election of Board Members (Proposal 4) and for the ratification of independent accountants (Proposal 5).

               If a quorum is not present at a Meeting, or if a quorum is present but sufficient votes to approve any or all of the
          Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the Proposals in this combined proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Special Meeting of the Fund for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor or against such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares covered by such non-vote shall be deemed present at the Special Meeting for purposes of determining a quorum, but shall not be deemed represented at the Special Meeting for purposes of calculating the vote with respect to such matter.

               To the knowledge of the Fund, as of December ___, 1995, no current Director of the Fund owns 1% or more of outstanding shares of the Fund and the officers and Directors of the Fund own, as a group, less than 1% of the shares of the Fund. To the knowledge of the Fund, as of December __, 1995, no person owned beneficially more than 5% of the outstanding shares of the Fund.

               Pilgrim America, whose address is Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Investment Manager of the Fund.


          1.   a.   PROPOSAL  TO  AMEND THE  FUND'S  FUNDAMENTAL INVESTMENT
                    POLICY REGARDING INVESTMENT IN REGIONAL BANK SHARES

               The Fund's Board of Directors has approved a change in the fundamental investment policies of the Fund. The primary investment objective of the Fund is capital appreciation, and income is a secondary objective. The Fund's fundamental policies currently provide the following:

               The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in equity securities of Regional Banks with consolidated assets of $1 billion or more and the bank holding companies of such banks.

          For these purposes, equity securities include common stocks and securities convertible into common stock (such as convertible bonds, convertible preferred stock, and warrants) but do not include non-convertible preferred stocks or adjustable rate preferred stocks.

               The Fund's Board of Directors has approved a change in the Fund's investment policy to expand the type of depository institutions in which the Fund may invest in seeking its investment objectives. The new policy would be as follows:

               The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in the equity securities of (i) national and state chartered banks other than money center banks, (ii) thrifts, (iii) the holding or parent companies of such depository institutions, and (iv) in savings accounts of mutual thrifts.

          The purpose of this change is to provide the Fund with greater flexibility in pursuing its investment objectives and to better enable the Fund to select portfolio securities that are believed to be well positioned to take advantage of attractive investment opportunities developing in the banking industry and the trend toward consolidation in the banking industry.

               The policy of investing at least 65% in equity securities of regional banks and their holding companies has been designated in the prospectuses for the Fund as fundamental, and a change in this policy requires approval of a Majority Vote (as defined above).

          Background of the Current Investment Policy

               When the Fund adopted its investment policy regarding regional banks at the time of the Fund's initial public offering in 1986, the Fund's prospectus noted a distinction between the activities of regional banks and those of smaller banks and thrifts. These smaller banks and thrifts, which include savings and loan associations and savings banks, typically offered fewer services than larger regional banks and limited their activities to smaller geographical areas. Because of these differences, the manager of the Fund then believed that regional banks offered the best potential for future growth and were best able to take advantage of trends that the manager perceived in the banking industry, including the trends toward deregulation and interstate banking.

               The Fund has continued to make this distinction between the various types of banks. In the Fund's prospectus for its 1993 rights offering, the distinctions between the various types of commercial banks were described as follows:

               Although commercial banks range in size from small banks under $10 million in total assets to the largest bank holding companies with assets well over $100 billion, they can be classified into three general categories. A "Money Center Bank" is a bank or bank holding company that is typically located in an international financial center and has a strong international business with a significant percentage of its assets outside the United States. "Regional Banks" are banks and bank holding companies which provide full service banking, often operating in two or more states in the same geographic area, and whose assets are primarily related to domestic business. Regional Banks are typically smaller than Money Center Banks and also may include banks conducting business in a single state or city and banks operating in a limited number of states in one or more geographic regions. The third category, which constitutes the majority in number of banking organizations are smaller institutions that are more geographically restricted and less well-known than Money Center Banks or Regional Banks and are commonly described as "Community Banks". (emphasis added).

          Effect of the Proposed Amendment

               The Fund's Investment Manager has told the Board of Directors that, increasingly, the distinction between regional banks and smaller community banks and thrifts has become blurred. In particular, there is a growing trend for thrifts and community banks to offer many of the same services as regional banks, and to expand their business in new geographic areas. Many community banks and thrifts, as well as smaller regional banks, have been acquired by regional banks, and the Investment Manager believes that other depository institutions will be attractive candidates for acquisition. The Investment Manager also believes that the same type of opportunities that the Fund sought when it commenced operations in 1986, including opportunities from trends in the banking industry towards deregulation, consolidation, and interstate banking, are now presented by a broader array of depository institutions.

               Fund management believes that the proposed new investment policy would better reflect the changes that have occurred in the banking industry and would allow the Fund to take greater advantage of the investment opportunities offered by community banks and thrifts. The proposed investment policy would also allow the Fund to invest assets in savings accounts of mutual thrifts, which would allow the Fund to purchase securities at an advantageous price should such thrifts convert to stock companies.

               In sum, the effect of the proposed amendment would be to change the Fund's primary investment policy, i.e. the way the Fund invests at least 65% of its assets, as follows:

               (i) remove the restriction on investment in regional banks having less than $1 billion in consolidated assets,

               (ii) allow  the Fund to  increase its investment  in thrifts and state-chartered and community banks,

               (iii) allow the Fund to increase its investment in the savings accounts of mutual thrifts.

               The Fund will retain unchanged its policy permitting the Fund to invest the remaining 35% of its total assets in the equity securities, including preferred stocks or adjustable rate preferred stocks, of Money Center Banks, other financial services companies, other issuers deemed suitable by Pilgrim America, and in Debt Securities. "Debt Securities" for these purposes are nonconvertible debt securities (including, certificates of deposit, commercial paper, notes, bonds or debentures) that are either issued or guaranteed by the United States Government or agency thereof or issued by a corporation or other issuer and rated investment grade or comparable quality by at least one nationally recognized rating organization. Investments by the Fund pursuant to this policy are not restricted to investments in financial institutions or to any other industry, or to investments in U.S. companies, but may be made solely at the discretion of Pilgrim America and the Fund, subject, of course, to the other investment restrictions imposed by the Fund.

               The  Fund would also  retain unchanged its  policy regarding defensive investments. When the Investment Manager determines that it is in the best interest of the Fund to assume a defensive position due to an unusual degree of financial unsteadiness or risk existing in the banking and related industries, the Fund may invest more than 25% and as much as 100% of its total assets in Short-Term Debt Securities. "Short-Term Debt Securities" for these purposes are Debt Securities maturing within one year from the date of purchase. To the extent that the Fund is in a defensive position, it will not be able to pursue its investment objective. Assumption of a defensive position is purely discretionary with the Investment Manager, and it is believed the Fund has yet to assume a defensive position since it commenced operations.

               Also unchanged is that the Fund has no policy regarding the degree of liquidity of the securities it will purchase.

          Recommendation and Required Vote

               Assuming a quorum is present, a Majority Vote, as defined above, is required to approve the amendment to the Fund's investment policy.

                  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT
                    SHAREHOLDERS OF THE FUND VOTE FOR THE PROPOSED
                 CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY
                     REGARDING INVESTMENT IN REGIONAL BANK SHARES


          1.   b.   PROPOSAL  TO AMEND  THE  FUND'S FUNDAMENTAL  INVESTMENT
                    RESTRICTION  ON INVESTING MORE  THAN 25% OF  THE FUND'S
                    ASSETS IN ANY INDUSTRY OTHER THAN THE BANKING INDUSTRY.

               If Proposal 1a, changing the Fund's investment policy regarding investment in regional banks, is adopted, the Fund will be investing at least 65% of its assets in the equity securities of commercial banks, and in other types of depository institutions and in the depository accounts of mutual savings and loans institutions. Currently, the Fund is subject to an investment restriction that prohibits the Fund from investing more than 25% of its total assets in any industry or industries other than the banking industry, except for temporary or defensive purposes. Because the types of depository institutions in which the Fund would be permitted to invest under the proposed new investment policy may not be considered to be part of the "banking" industry, the current restriction could limit the ability of the Fund to invest in depository institutions to the extent that would otherwise be permitted under the Fund's proposed new investment policy.

               Accordingly, the Board of Directors has recommended that the Fund's investment restriction be amended as follows:

               [The Fund may not] invest more than 25% of its total assets in any industry or industries other than the banking and related industries, except for temporary or defensive positions.

               This proposal will only be adopted if the shareholders of the Fund approve the adoption of Proposal 1a.

          Recommendation and Required Vote

               Assuming a quorum is present, a Majority Vote, as defined above, is required to approve the amendment to the Fund's investment restriction.

                  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT
                    SHAREHOLDERS OF THE FUND VOTE FOR THE PROPOSED
               CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION


          1.   c.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
                    RESTRICTION  ON INVESTING  IN THE  SECURITIES OF  OTHER
                    INVESTMENT COMPANIES.

               The Board has also proposed that the Fund's fundamental investment restriction on investing in the securities of other investment companies be eliminated so that the Fund may invest in other investment companies. The purpose of the proposed change is to provide the Fund greater flexibility in pursuing its investment objective. Approval of the recommended change does not automatically mean that the Fund would purchase securities of other investment companies. An investment analysis would be conducted before investment decisions on those securities, just as they are currently conducted on other portfolio candidates. Lifting the restriction on investing in investment companies will provide the flexibility to take advantage of investment opportunities arising from other investment companies. Under current law, investment by the Fund in other investment companies would be limited by the 1940 Act.

               If the Fund were to invest in another investment company, the underlying investment company would incur expenses for advice and operations. Therefore, the Fund's shareholders would pay for the expenses of the Fund and also contribute to the expenses borne by a fund held in its portfolio. Thus, there could be a layering of fees. However, an investment company may nonetheless present an attractive investment opportunity. Further, if shares of other closed-end companies are considered, they may trade at a discount, in which case, the Fund would have the advantage of getting a "premium" on its investment dollar.

               Currently,  the  Fund's   investment  restriction  regarding
          investing in the securities of other investment companies is as follows:

               [The  Fund  may  not]  purchase  securities  of   other
               investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

          If the shareholders approve this proposal, this restriction would be eliminated. If so eliminated, investment in investment companies would still be subject to limitations under applicable law.

               Under the 1940 Act, the Fund is subject to various restrictions in purchasing the securities of closed-end and open-end investment companies. The 1940 Act currently limits the Fund, immediately after a purchase, to: (i) owning no more than 3% of the total outstanding voting stock of any other investment company; (ii) having no more than 5% of its total assets invested in securities of another single investment company; and (iii) investing no more than 10% of its total assets in the securities of other investment companies .

          Recommendation and Required Vote

               Assuming a quorum is present, a Majority Vote, as defined above, is required to approve the elimination of the Fund's investment policy.

                  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT
                SHAREHOLDERS OF THE FUND VOTE FOR THE ELIMINATION OF
                    THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                       REGARDING INVESTMENT IN THE SECURITIES
                            OF OTHER INVESTMENT COMPANIES


          2.   PROPOSAL  TO   AMEND   THE  FUND'S   RESTATED  ARTICLES   OF
               INCORPORATION TO CHANGE THE NAME OF THE FUND

               The Investment Manager proposes to amend the Fund's Restated
          Articles of Incorporation (the "Amendment") to change the name of the Fund. The name of the Fund, Pilgrim Regional BankShares Inc., reflects the current investment policy of the Fund which is to invest at least 65% of its assets in the equity securities of regional banks. The Investment Manager believes it is in the best interest of the Fund to change its investment policy and investment restrictions as described in Proposals 1a and 1b. To reflect this change the Investment Manager proposes to amend the Restated Articles of Incorporation to change the name of the Fund. This name change will only be proposed if the shareholders of the Fund approve the adoption of Proposal 1a. It is also proposed to change the name of the Fund from "Pilgrim" to "Pilgrim America" to conform the Fund's name to the name of the family of funds managed by the Investment Manager. Therefore, if proposal 1a is approved by shareholders of the Fund, the Investment Manager proposes to amend the Restated Articles of Incorporation to change the name of the Fund to:

                          "Pilgrim America BankShares Inc."

               If   Proposal  1a  is  not  approved  by  shareholders,  the
          Investment Manager proposes to amend the Restated Articles of Incorporation to change the name of the Fund to:

                      "Pilgrim America Regional BankShares Inc."

          Recommendation and Required Vote

               Assuming a quorum is present, the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required to approve the amendment of the Fund's Restated Articles of Incorporation.

                  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT
                 SHAREHOLDERS OF THE FUND VOTE FOR THE AMENDMENT TO
                    THE FUND'S RESTATED ARTICLES OF INCORPORATION


          3.   PROPOSAL TO REMAIN A CLOSED-END INVESTMENT COMPANY

          Background

               The Articles of Incorporation of the Fund require that, in the first six months of 1996, the Board of Directors call a meeting of shareholders for the purposes of determining whether the Fund should be converted from a closed-end investment company to an open-end investment company. A Majority Vote, as previously defined, would be required for such a conversion.

               At the Fund's October 1995 Board meeting, the Board considered the issue of conversion to open-end status. In particular, the Board reviewed materials presented to it by Fund management, including detailed information concerning the legal and operational differences between closed-end and open-end investment companies, the Fund's operations and performance to date as a closed-end fund, the historic relationship between the market price of its shares and their net asset value, and the possible effects of conversion on the Fund. The Board voted unanimously in favor of the Fund remaining a closed-end investment company and recommended that a proposal to that effect be presented to the shareholders.

               In particular, the Board believes that the closed-end nature of the Fund has been important to the Fund's investment strategies, and that performance to date as a closed-end fund has served its shareholders well. The Board further believes that conversion of the Fund to an open-end investment company could have a detrimental effect on the long-term investment goals of the Fund by requiring the Fund to change its investment strategies to decrease its holdings in less liquid securities and to sell securities to increase its cash reserves for the purposes of meeting redemptions. A conversion could also expose the Fund to risks of a substantial reduction in size and a corresponding increase in the Fund's expenses as a percentage of net asset value. Moreover, sale of Fund holdings could cause the Fund to realize substantial long term capital gains, which would be taxed to Fund shareholders.

               Because open-end investment companies are required to redeem their shares at net asset value, conversion of the Fund to an open-end investment company would have the effect of eliminating any discount between the market value per share and the net asset value per share of the shares of the Fund. The Fund's shares have historically traded at both a discount and a premium to the net asset value, although at most times they have traded at a discount to net asset value. As of December 29, 1995, the market price of a share of the Fund was $_____, and the net asset value per share was $_____.

               While conversion would eliminate the possibility of the Fund's shares ever trading at a discount from net asset value, the Board believes that eliminating the possibility of a discount does not justify the significant change in the Fund's investment strategy, the risk of reduced size, and the potential adverse effect on the Fund's investment performance, the expenses that conversion would entail, and the likely realization of capital gains, which would be taxed to shareholders. The factors considered by the Board are discussed in greater detail below.

          Comparison between Closed-End and Open-End Investment Companies

               Generally, closed-end funds, such as the Fund, neither redeem outstanding shares of their stock nor continuously offer new stock for sale; therefore, a closed-end fund operates with a relatively fixed capitalization. Shareholders who wish to buy or sell their shares generally must do so through a broker-dealer, and receive or obtain whatever price the market will bear. This price may be more or less than the net asset value per share of the closed-end fund's shares. Open-end funds, on the other hand, issue redeemable shares entitling shareholders to tender for their proportionate share of a fund's net asset value. Also, open-end funds generally issue new shares at the fund's net asset value.

               In addition to the structural distinctions between the two types of funds, several other significant distinctions exist. These distinctions give rise to advantages and disadvantages to the Fund if, on the one hand, it remains closed-end or if, on the other hand, it converts to open-end. Based upon a report provided by the Investment Manager, the Board of Directors has considered the advantages and disadvantages to the Fund and its shareholders associated with remaining closed-end or converting to open-end. The Board considered these advantages and disadvantages in reaching its conclusion that the Fund should remain closed-end. These advantages and disadvantages are described below.

          Advantages of Remaining a Closed-End Investment Company

               1.   Investment Strategies

                Because they do not have to be concerned about maintaining cash to be able to pay redemptions, and because they usually do not have inflows of new capital from offering new shares, closed-end funds may be more fully invested than open-end funds. In contrast, open-end funds generally maintain some buffer of cash and highly liquid assets to meet net redemptions and must consider cash flow needs when making investment decisions. Open-end funds always face the possibility of having to liquidate portfolio securities at an inopportune time to meet redemption demands. Closed-end funds, therefore, have more flexibility to invest with greater emphasis on long-term appreciation.

               As stated in the Fund's prospectus dated January 24, 1986 and the Fund's prospectus dated June 1, 1993, the primary investment objective of the Fund is long-term capital appreciation. Income is only a secondary objective. As of December 31, 1995, ___% of the Fund's assets were invested in equity securities. Apart from a short time in 19__ and 1993 following rights offerings, the Fund has been fully invested consistent with its objectives and policies. In keeping with its goal of long-term capital appreciation, the portfolio turnover of the Fund is low. For the period ended December 31, 1995, the portfolio turnover rate was ___%. Fund management believes that this low portfolio turnover rate is partially due to the fact that, as a closed-end fund, the Fund has not had to meet fluctuating demands for cash.

               The Board of Directors believes that the Fund's investment strategies as a closed-end fund has produced favorable results for shareholders. The Fund recently received a five star rating from Morningstar, Inc. for investment companies in the Closed-end Equity Fund category, which includes over 40 funds. This is the highest ranking given by Morningstar. As of December 15, 1995, total year-to-date return based on net asset value was _____%. Between January 1, 1995 and December 31, 1995, the Fund grew from $____________ to $_______________ in total assets, which increase is attributable in large part to capital appreciation. If the Fund's investment strategies were to change or the size of the Fund were to decrease, the Fund's performance could be affected.


               While the Fund's performance record is not entirely due to the closed-end nature of the Fund (other factors include the quality of Fund management and the timeliness of the Fund's investment strategy), the Investment Manager has reported to the Board that the closed-end structure has contributed to this performance. It has enabled the Fund to be more fully invested, and has allowed the Fund to be managed without an emphasis on the liquidity of its securities. As discussed below, the closed-end nature of the Fund allows it to invest in a greater percentage of relatively illiquid securities, that in the opinion of the Fund's manager, have above-average long-term appreciation opportunity. Fund management believes that this flexibility has enhanced performance and has been in the best interests of the Fund and its shareholders.

               As an open-end investment company, the Fund would be more vulnerable to market swings. Large net purchases of shares may occur around market highs and net redemptions around market lows, which may be bad times to invest or liquidate portfolio positions. In a falling market, for example, redemptions may increase and liquidation of portfolio securities in an open-end fund must increase to meet those redemptions. In the event temporary investments and borrowing are exhausted, the Fund would have to raise cash quickly, and might be forced to sell securities with good growth prospects or that have the greatest liquidity, which, in either instance, the Fund might prefer to hold. Moreover, net redemptions tend to have a "snowball" effect in that they may in turn cause still more redemptions. This could magnify the impact of any market changes.

               Fund management believes that a strategy to address net redemptions would, at least in the short term, be inconsistent with the Fund's investment objectives and detrimental to the interests of shareholders. As discussed above, the Fund's investment strategy emphasizes acquisitions for long-term investment. The Fund often acquires and holds securities of banking companies that it believes are potential candidates for acquisition. A strategy to address net redemptions would require the Fund to modify this strategy, and perhaps to sell some of its holdings.

               2.   Liquidity

               In general, under current federal law and the law of some states, open-end funds may not have more than 15% of their holdings in illiquid securities. In addition, the laws of some states limit investment by open-end funds in restricted securities (unless liquid under certain procedures) to 10% of the total assets of a fund. Closed-end funds, on the other hand, face no such restrictions.

               Some of the bank securities in which the Fund invests are not listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System, or they may be listed but trade infrequently. As a result, the market for these securities may not be as active as that of some exchange-or NASDAQ-traded securities. Consequently, such securities could be deemed to be illiquid securities. The Fund currently has no policy regarding the degree of liquidity of the securities it purchases. The Fund's Investment Manager has reported to the Board that as of _____, 199__ nearly ____% of the Fund's net assets are securities that are illiquid or marginally liquid under SEC guidelines.

               The Investment Manager has reported to the Board that it believes that the ability to invest in less liquid securities has made an important contribution to the Fund's performance. In the event of conversion to an open-end fund, the Fund would be required to sell securities in order to meet the liquidity requirements for open-end funds. This would require a sell-off of many of the positions described above. Fund management believes that it is in the best interests of the Fund to retain its current holdings. A limitation on the ability of the Fund to hold illiquid securities would also limit the Fund's future investment flexibility and possibly its performance.

               3.   Size of the Fund and the Fund's Expense Ratios

               Open-end funds tend to be more subject to fluctuations in size than closed-end funds due to the possibility of net redemptions. Depending on the size of the discount of share value to net asset value, conversion of the Fund could result in a substantial number of shares being presented for redemption. This could result in a decline in the size of the Fund. As of December 31, 1994, the Fund had $155.1 in total assets. By December 31, 1995, total assets had grown to approximately $___ million.

               Decreasing the size of the Fund would likely result in increased expenses per share. The Fund incurs certain operational expenses, including investment advisory fees, custodial fees, transfer agency fees, legal and audit fees, and others. The Fund's current Investment Management Agreement provides investment management fees with breakpoints that reduce the per share fee as the Fund's assets increase.(1) For the year ended December 31, 1995, this amounted to an advisory fee of ___%, expressed as a ratio to average net assets. If the Fund were to shrink to $150,000,000 or $100,000,000, the advisory fee expressed as a ratio to net assets would be .79% and .83%, respectively.

               Some of the Fund's other expenses, such as custody fees, are likely to decrease if the Fund's assets decrease on an absolute basis, although they may increase as a percentage of total assets. Other expenses, such as professional and Directors fees, are more fixed and will either remain the same or decrease more slowly than the asset shrinkage. Thus, a reduction in the Fund's size would result in expenses being spread over fewer assets, and would increase the expense ratio of the Fund, i.e., the ratio of expenses to average net assets.

               In addition, if the expense ratio were to increase by too much, it could impede the ability of the Fund to compete with other, similar Funds. This could result in further redemptions by shareholders. Fund management believes that if the Fund were to shrink to less than $50,000,000 in total assets, there would be a risk that the Fund would not be economically viable, and might have to be liquidated or merged with another investment company.

          ____________________________

          (1) Currently, the investment management fees as a percentage of average net assets are:

                    Average Weekly
                      Net Assets                  Management Fees

                    $0 to $30 million                       1.00%

                    Next $95 million                        0.75%

                    over $125 million                       0.70%

               4.   Tax Ramifications

               In meeting shareholder redemptions if the Fund converts to open end, the Fund would be required to sell portfolio securities. The Fund owns many securities that have been held for a considerable time and that have current market values in excess of their original cost. These appreciated securities represent a substantial portion of the net asset value of the Fund. Should the Fund convert to an open-end structure, there are adverse tax consequences that would occur if there are significant redemptions made by shareholders. First, those shareholders who redeem their shares would face a tax liability on the gains recognized upon redemption. Second, capital gains would be realized by the Fund as it sells securities to raise cash to meet such redemptions. As required by the Internal Revenue Code for regulated investment companies, these gains would be passed on to the remaining shareholders in the form of distributions and would be taxable to the shareholders at the current capital gains tax rate. To make this distribution, the Fund may be required to sell additional portfolio securities, thereby reducing further the size of the Fund and, possibly, creating additional capital gain.

               As of December 31, 1995, the Fund reflected an appreciation over book value of securities held of $__ million. The Investment Manager reported to the Board that it is likely that the Fund would recognize some capital gain if it were required to sell portfolio securities in connection with converting to an open-end fund, and the gain would be passed on to shareholders who would have to pay taxes on it. For example, assuming that the capital gains rate is 28% and assuming that the securities representing 100% of the total unrealized appreciation at December 31, 1995 ($__________________________) are liquidated, this translates to a potential tax liability of $________________________, based on __________ shares outstanding at December 31, 1995, or $_________ per share. This represents _____% of the $_____________ market price at that date. If securities representing 50% of the total unrealized appreciation were liquidated, the potential tax liability would be $________________________, or $_______ per share, representing
          ______  % of the market price on that date.

               The factors described in numbers 1 through 4 above were considered by the Board to be the most important factors in considering the question of converting to an open-end fund. Other factors that are less important but that the Board also considered are described below.

               5.   New York Stock Exchange Listing

               The Fund is currently listed on the New York Stock Exchange (the "NYSE"). Conversion to an open-end fund would result in the loss of this listing. This could be disadvantageous for the Fund because some investors may consider a listing on the NYSE to be important.

               6.   Reporting of Net Asset Value

               As an open-end fund, the Fund would be required to compute net asset value on a daily basis, as opposed to on a weekly basis for a closed-end fund. This would result in increased expenses for the Fund.

               7.   Blue Sky Restrictions and Costs

               Because the Fund  is listed on the NYSE, the offering of its shares is not required to be registered under the securities laws of most states. As an open-end fund no longer listed on the NYSE, it would be required to observe certain state investment limitations from which it is now exempt. For example, the laws of some states limit the investment by open-end funds in restricted securities (unless liquid under certain procedures) to 10% of the total assets of a fund. While state investment limitations probably would not require changing fundamental investment policies of the Fund and may not have a significant impact on the Fund's investment operations, the Fund would incur expenses in connection with registering in the states. It is estimated that this cost would be approximately $60,000 to $80,000 annually.

               8.   Underwriting Costs

               If the Fund were to convert to open-end status it would need to sell new shares in order to offset redemptions or to grow. A principal underwriter would be needed for selling the new shares. The cost of underwriting could be paid either by purchasers (in the form of a front-end load) or by current stockholders (in the form of a Rule 12b-1 distribution plan, which would require separate shareholder approval). Redemption fees and contingent deferred sales charges may also be employed. Currently, Rule 12b-1 fees for the open-end investment companies in the Pilgrim America Group range from an annual rate of .25% to 1.0%. In any case, a selling effort would likely result in increased costs to the Fund.

               9.   Leverage; Raising Capital

               The  ability to  borrow is  more restricted  in the  case of open-end funds than it is in the case of closed-end funds. Closed-end funds can also issue preferred stock, not permitted to open-end funds. The Fund to date has not utilized this additional flexibility.

          Advantages of Conversion to an Open-End Investment Company

               1.   Redeemability of Shares; Benefit to Stockholders

               If the Fund converts to open-end status, shareholders would be able to tender their shares for the pro rata portion of the Fund's net asset value represented by such shares. Since the commencement of operations of the Fund, its shares have frequently traded at a discount to market value (although on occasion the shares have traded at a premium). Thus, upon conversion of the Fund to an open-end investment company, shareholders of the Fund could realize promptly the full value of the underlying assets. However, if the Fund is converted to an open-end fund, any discount on the Fund's shares would most likely be reduced prior to the date of such conversion because the market, in anticipation of the ability to redeem shares at net asset value, would most likely cause the market price for the Fund's shares to increase to net asset value. In addition, if the Fund were to institute a redemption fee, the benefit resulting from the discount would be further reduced.

               Although conversion would eliminate the possibility of suffering a discount on a sale of Fund shares, it would also eliminate the possibility of realizing a premium. Moreover, the discount to net asset value can also benefit stockholders. Stockholders of the Fund who participate in the dividend reinvestment plan currently benefit from lower reinvestment prices because of the discount. In addition, the discount allows shareholders who purchase at a discount to have more assets than they invested working for them. This can enhance returns from investment in the Fund and enhance yield in relation to other dividend-paying securities.

               The Board of Directors is concerned that the benefit to redeeming shareholders would come at the expense of the Fund and shareholders who remain in the Fund. Fund management believes that conversion would hurt performance and would limit the ability of the Fund to hold less liquid securities, which have helped its performance. In particular, the Board is concerned that, to meet redemptions, the Fund would be required to (1) sell some holdings that have substantial capital appreciation, which would result in mandatory distributions and taxation to shareholders for realized gains, and (2) to dispose of positions of less liquidity. At December 31, 1995, approximately ___% of the Fund's total asset value represented the unrealized capital appreciation of securities held by the Fund. The recognition of capital gains could largely offset gains that a shareholder would realize through redemption, or, if a shareholder redeems prior to a distribution, cause remaining shareholders to bear the entire tax burden.

               2.   Raising Capital

               A closed-end fund trading at a discount may not be able to raise capital through share sales when it believes further investment would be advantageous because the 1940 Act restricts the ability of a closed-end fund to sell new shares at a price below net asset value. (A closed-end fund, however, may raise capital through the issuance of rights to existing shareholders to purchase additional shares of the Fund, subject to certain limitations). Open-end funds, on the other hand, are priced at net asset value and therefore can sell additional shares at any time. By raising new capital, an open-end fund may be able to achieve greater economies of scale. However, in the case of the Fund, the possibility that the Fund will be able to increase its size is speculative in that the Fund's management believes that, at least in the short term, the Fund would be likely to experience shrinkage if it converts. Further, any possibility of achieving greater economies of scale is also speculative, particularly since any efforts to market the Fund likely would be accompanied by consideration of a Rule 12b-1 distribution plan that would be paid from Fund assets and would increase expenses.

               3.   NYSE Listing Fees

               If the Fund  were to  become an open-end  fund, it would  no longer be listed on the NYSE. Delisting from the NYSE would save the Fund listing fees. Currently, these fees amount to $24,260 per year. However, as discussed above, the Fund would incur additional expenses from registering the offering of the Fund's shares pursuant to state blue sky laws. The Fund is currently exempt from registration in most states as a result of its NYSE listing.

               4.   Voting Rights

               The voting rights of Fund shareholders would not change if the Fund converted to an open-end investment company. Shareholders would continue to be entitled to one vote per share and would not have cumulative voting rights.

               A registered investment company incorporated in Maryland, such as the Fund, is not required under Maryland laws to hold annual shareholder meetings if its Articles of Incorporation or By-Laws provide. The Fund's By-Laws currently provide that the Annual Meeting of Shareholders for the election of Directors and the transaction of other proper business shall be held on a date within 31 days after the first day of April of every year. In addition, as a company whose shares currently are traded on the New York Stock Exchange, the Fund is required by the regulations of that Exchange to hold annual meetings of shareholders. If the Fund were to convert to open-end, it would delist and no longer be subject to the regulations of the New York Stock Exchange. In such circumstance, the Board could amend the Fund's By-Laws to provide that the Fund would not be required to hold annual meetings of shareholders in any year except as required by law, saving the Fund the cost of those meetings. These meetings cost approximately $50,000 per year.

               5.   Stockholder Services

               Open-end funds typically provide more services to stockholders than closed-end funds. These could include membership by the Fund in a "family of funds" consisting of a number of series of common stock of the Fund having different investment guidelines and objectives which could offer stockholders the option to transfer their investments between series, use of the Fund for retirement plans, and permitting stockholders to effect some or all of the above transactions by telephone. The cost of such services would normally be borne by the Fund rather than by individual stockholders.

               In addition to the relative inherent qualities of closed-end and open-end investment companies, certain negative results will necessarily derive from the act of conversion itself:

          Expenses Resulting From Conversion

               The Fund would incur considerable expense, including legal, accounting, and other expenses of establishing a new structure. These expenses have been estimated to range from $190,000 to $220,000. These expenses could be offset somewhat by charging a redemption fee for the first few months that the fund is open-ended.

               Other expenses would include filing a Certificate of Amendment to the Fund's Restated Articles of Incorporation, which amendment would have to be approved by the stockholders of the Fund. In connection with such amendments, the Board would have to make any necessary changes to the By-Laws of the Fund. The Fund would be required to file a registration statement with the SEC covering the offering of shares of the Fund, and register the shares with the appropriate states. As a result, the Fund would incur filing fees in connection with the SEC and state registrations, as well as printing and mailing costs.

               The Fund would also incur expenses in connection with the payment of any redemption of shares of the Fund. Redemptions would result in increased brokerage costs and increased recognition of taxable gains and losses.

          Issues in the Event the Fund Converts to an Open-End Fund

               In the event the Fund's shareholders vote to convert the Fund to an open-end investment company, additional actions would have to be taken in order to effect the conversion. The Fund's Articles of Incorporation would have to be amended, requiring another shareholder's vote. In addition, it is likely that the Investment Manager would recommend that Board of Directors consider the institution of a redemption fee and the adoption of a distribution plan. In the event that the Board of Directors did adopt a distribution plan, shareholder approval for the plan would be required. The Board would consider whether the Fund would reserve the right to meet redemptions by delivering portfolio securities rather than paying redemption proceeds in cash.

               Given the number of steps required, it is estimated that the conversion process will take approximately six to nine months.

               In recommending to the Board that the Fund remain a closed-end investment company, the Board considered certain conflicts of interest. Mr. Stallings, who is an executive officer and Chairman of the Fund is also an officer and director of the Investment Manager to the Fund. In addition, the officers of the Fund are also officers of the Investment Manager. The Investment Manager receives management fees from the Fund. The amount of these fees would decline approximately in proportion to any reduction in the Fund's assets resulting from redemptions.

               The proposal to remain a closed-end investment company was unanimously adopted by the Board, including all of the directors who are not "interested" persons of the Fund within the meaning of the 1940 Act.

          Recommendation and Required Vote

               There is no minimum vote required to remain a closed-end investment company. However, to convert the Fund to an open-end investment company, a Majority Vote, as defined above, against the proposal will be required.

           THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS
                         OF THE FUND VOTE FOR THE PROPOSAL TO
                        REMAIN A CLOSED-END INVESTMENT COMPANY


          4. TO ELECT FIVE DIRECTORS TO SERVE UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED

               At the Meeting, five Directors will be elected to serve as directors, each to serve until his or her successor is duly elected and qualified. Each of the nominees are currently Directors. Mary Baldwin, Al Burton, Bruce Foerster, and Robert Stallings were last elected at the Special Meeting of Shareholders held on April 4, 1995. On August 28, 1995, the Board unanimously voted to increase the number of Directors of the Board from four to five, as provided for in the By-Laws of the Fund, and elected Jock Patton to fill the newly created Director's vacancy. Each nominee has consented to serve as a Director if elected; however, should any nominee become unavailable to accept election, an event not now anticipated, the persons named in the proxy will vote in their discretion for another person or persons who may be nominated as Director.

               The following table sets forth the name of each nominee and certain additional information.



                                 Principal Occupation
                                 for the Last Five        Year First Became
          Nominee                Years                    a Board Member

          Mary  A.  Baldwin,     Director   of    the     1995
          Ph.D.                  Fund;  Realtor,  The
          Age 55                 Prudential   Arizona
                                 Realty   for    more
                                 than  the  last five
                                 years;    Treasurer,
                                 United        States
                                 Olympic   Committee;
                                 Director or  Trustee
                                 of   each   of   the
                                 Funds     in     the
                                 Pilgrim      America
                                 Group;  Formerly  on
                                 the  teaching  staff
                                 at   Arizona   State
                                 University.

          Al Burton              Director   of    the     1986
          Age 66                 Fund;  President  of
                                 A l      B u r t o n
                                 Productions      for
                                 more  than the  last
                                 five          years;
                                 Executive  Producer,
                                 Castle          Rock
                                 Entertainment;
                                 Director or  Trustee
                                 of   each   of   the
                                 Funds     in     the
                                 Pilgrim      America
                                 Group.

          Bruce S. Foerster      Director   of    the     1995
          Age 53                 Fund; President  and
                                 Chief      Executive
                                 Officer,       South
                                 Beach        Capital
                                 (January       1995-
                                 Present);   Director
                                 or  Trustee  of each
                                 of the Funds in  the
                                 Pilgrim      America
                                 Group;      Managing
                                 Director  US  Equity
                                 Syndicates     Desk,
                                 Lehman      Brothers
                                 (June  1992-December
                                 1994);      Managing
                                 Director      Equity
                                 Transactions
                                 Group/Equity
                                 Syndicate,     Paine
                                 Webber  Incorporated
                                 (September  1984-May
                                 1992).

          Jock Patton            Director   of    the     1995
          Age 49                 Fund;     President,
                                 StockVal,       Inc.
                                 (since        1992);
                                 Director   and   co-
                                 owner,     StockVal,
                                 Inc.          (1982-
                                 p r e s e n t ) .
                                 Director,  Artisoft,
                                 Inc.;   Partner  and
                                 director,   Streich,
                                 Lang    (1972-1992);
                                 Director or  Trustee
                                 of   each   of   the
                                 Funds     in     the
                                 Pilgrim      America
                                 Group (since  August
                                 1995).

          R o b e r t    W .     Chairman,      Chief     1995
          Stallings*             Executive    Officer
          Age 46                 and   President   of
                                 the   Fund    (since
                                 April         1995);
                                 Chairman,      Chief
                                 Executive    Officer
                                 and       President,
                                 Pilgrim      America
                                 Group,   Inc.    and
                                 Pilgrim      America
                                 Investments,    Inc.
                                 (since      December
                                 1994);     Director,
                                 Pilgrim      America
                                 Securities,     Inc.
                                 (since      December
                                 1994); Chairman  and
                                 Chief      Executive
                                 Officer,     Express
                                 America     Holdings
                                 Corporation   (since
                                 August   1990)   and
                                 Express      America
                                 M o r t g a g e
                                 Corporation   (since
                                 M a y    1 9 9 1 ) ;
                                 Chairman,      Chief
                                 Executive    Officer
                                 and  President,   of
                                 each  of  the  Funds
                                 in    the    Pilgrim
                                 America        Group
                                 (since April  1995);
                                 Formerly    Chairman
                                 and Chief  Executive
                                 Officer   of   First
                                 Western    Partners,
                                 Inc. of  Scottsdale,
                                 A r i z o n a ,    a
                                 consulting       and
                                 management  services
                                 firm  to   financial
                                 institutions     and
                                 private    investors
                                 (February      1990-
                                 December      1991);
                                 Chairman  and  Chief
                                 Executive    Officer
                                 of  Western  Savings
                                 &    Loan     Assoc.
                                 (April         1989-
                                 February 1990).

          _______________

          * As an officer of Pilgrim America, the Fund's investment adviser, Mr. Stallings is an "interested person" of the Fund, as defined in the 1940 Act.


               During the Fund's fiscal year ended December 31, 1995, the Board held [five] meetings. Mr. Burton attended all meetings. Ms. Baldwin, Mr. Foerster and Mr. Stallings, who became directors in April 1995, each attended [three] meetings. Mr. Patton, who became a director in August 1995, attended [two meetings].

          Committees

               The Board has an Audit Committee whose function is to meet with the independent accountants of the Fund in order to review the scope of the Fund's audit, the Fund's financial statements and interim accounting controls; and to meet with Fund management concerning these matters, among other things. This Committee currently consists of four of the independent directors (Mary A. Baldwin, Al Burton, Bruce Foerster and Jock Patton). During 1995, the Audit Committee met [two] times. [Mr. Burton attended all of the meetings of the Audit Committee. Ms. Baldwin and Mr. Foerster, who became directors in April 1995, and Mr. Jock Patton, who became a director in August 1995, each attended one meeting. The Fund does not have a nominating or compensation committee.]

          Remuneration of Board Members and Officers

               The Fund pays each "disinterested" Director, in addition to out-of-pocket expenses, the Fund's pro rata share, based on all of the investment companies in the Pilgrim America Group of: (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; and (iv) $100 per special telephonic meeting. The pro rata share paid by the Fund is based upon the Fund's average net assets for the previous quarter as a percentage of the average net assets of all of the funds in the Pilgrim America Group for which the Board Members serve in common as directors/trustees.

                                  Compensation Table

                         Fiscal Year Ended December 31, 1995


                                                               Total
                                                            Compensation
                                                           from Fund and
                                                            Fund Complex
             Name of Person,     Aggregate Compensation   to Directors(1)
               Position              from Fund

           Al Burton, Director           $6,466               $35,550

           Mary A. Baldwin,              $2,467               $18,300
           Director(2)

           Bruce S. Foerster,            $2,467               $18,400
           Director(2)

           Jock Patton,                  $1,437               $ 8,800
           Director(3)

           Robert W. Stallings,            $0                    $0
           Director(2)
          _______________

          (1) The Fund Complex consists of the following funds in the Pilgrim America Group: Pilgrim America Master Series, Inc., which consists of the Pilgrim America Masters Asia-Pacific Equity Fund, the Pilgrim America Masters MidCap Value Fund, and the Pilgrim America Masters LargeCap Value Fund, Pilgrim America Investment Funds, Inc., which consists of the Pilgrim America MagnaCap Fund and the Pilgrim America High Yield Fund, Pilgrim Government Securities Income Fund, Inc., Pilgrim Regional BankShares, Inc., and Pilgrim Prime Rate Trust.

          (2)  Commenced service as a director on April 5, 1995.

          (3)  Commenced service as a director on August 28, 1995.


          Recommendation and Required Vote

               The affirmative vote of the holders of a simple majority of the shares of the Fund represented at the meeting, assuming a quorum is present, is required to approve the election of the nominees.

           THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS
                  OF THE FUND VOTE FOR THE ELECTION OF THE NOMINEES


          5.   RATIFICATION  OF   THE  SELECTION   OF  INDEPENDENT   PUBLIC
               ACCOUNTANTS

               At a meeting of the Board held on June 7, 1995, the Board, including a majority of directors who are not "interested persons" as defined in the 1940 Act, as well as the directors who were members of the Audit Committee, selected the accounting firm of KPMG Peat Marwick LLP to act as the independent auditors of the Fund for the fiscal year ending December 31, 1995.

               Selection of KPMG Peat Marwick LLP resulted in a change in the Fund's independent auditor from the auditor used in prior years. A different auditing firm had served as independent auditors for the Fund with respect to its financial statements for the fiscal year ending December 31, 1994 and prior years. The Board considered the services of the former auditing firm to have been satisfactory. However, based upon a recommendation from Investment Manager, the Directors deemed it appropriate at the meeting on June 7, 1995 to select KPMG Peat Marwick LLP as independent auditors. The Board has selected KPMG Peat Marwick LLP after considering that firm's experience as independent auditors to investment companies.

               The former auditing firm resigned as independent auditors of the Fund on August 24, 1995. Such auditing firm's report on the financial statements for the either of the past two years has not contained an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's two most recent fiscal years, there were no disagreements with the former auditing firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of that firm, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

               KPMG Peat Marwick LLP are independent auditors and have no direct financial or material indirect financial interest in the Fund. Representatives of KPMG Peat Marwick LLP are not expected to be at the Meeting.

                The Board's selection is submitted to the shareholders for ratification.

          Recommendation and Required Vote

               The affirmative vote of the holders of a majority of the shares of the Fund represented at the meeting, assuming a quorum is present, is required for the ratification of the selection of independent auditors.

           THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS
             OF THE FUND RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS
            INDEPENDENT AUDITORS FOR THE FUND FOR THE YEAR ENDING DECEMBER
                                       31, 1996


                                 GENERAL INFORMATION

          Other Matters to Come Before the Meeting

               The Fund's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

          Executive Officers of the Fund

               The following persons currently are principal executive officers of the Fund:

                                                  Principal Occupation
                  Name          Position with     for the
                                the Fund          Last Five Years


           Robert W. Stallings  Chairman of the   Chairman, Chief Executive
                (Age 46)        Board, Chief      Officer and President of
                                Executive         the Fund (since April
                                Officer and       1995); Chairman, Chief
                                President         Executive Officer and
                                (since April      President, Pilgrim
                                1995)             America Group, Inc. and
                                                  Pilgrim America
                                                  Investments, Inc. (since
                                                  December 1994); Chairman,
                                                  Pilgrim America
                                                  Securities, Inc. (since
                                                  December 1994); Chairman
                                                  and Chief Executive
                                                  Officer, Express America
                                                  Holdings Corporation
                                                  (since August 1990) and
                                                  Express America Mortgage
                                                  Corporation (since May
                                                  1991); Chairman, Chief
                                                  Executive Officer and
                                                  President of each of the
                                                  funds in the Pilgrim
                                                  America Group (since
                                                  April 1995); Formerly
                                                  Chairman and Chief
                                                  Executive Officer of
                                                  First Western Partners,
                                                  Inc. of Scottsdale,
                                                  Arizona, a consulting and
                                                  management services firm
                                                  to financial institutions
                                                  and private investors
                                                  (February 1990-December
                                                  1991); Chairman and Chief
                                                  Executive Officer of
                                                  Western Savings & Loan
                                                  Assoc. (April 1989-
                                                  February 1990).

              James R. Reis     Executive Vice    Vice Chairman (since
                (Age 38)        President         December 1994) and
                                (since April      Executive Vice President
                                1995)             (since April 1995),
                                                  Pilgrim America Group,
                                                  Inc. and Pilgrim America
                                                  Investments, Inc.; a
                                                  director (since December
                                                  1994) and Assistant
                                                  Secretary (since April
                                                  1995), Pilgrim America
                                                  Securities, Inc.;
                                                  Executive Vice President
                                                  of each of the Funds in
                                                  the Pilgrim America Group
                                                  (since April 1995); Vice
                                                  Chairman and Chief
                                                  Financial Officer,
                                                  Express America Holdings
                                                  Corporation (since
                                                  December 1993); President
                                                  and Chief Financial
                                                  Officer, Express America
                                                  Holdings Corporation (May
                                                  1991 - December 1993);
                                                  Vice Chairman (since
                                                  December 1993), Express
                                                  America Mortgage
                                                  Corporation and former
                                                  President (May 1991 -
                                                  December 1993); President
                                                  and Chief Financial
                                                  Officer, First Western
                                                  Partners, Inc. (February
                                                  1990 - December 1991).
            James M. Hennessy   Senior Vice       Senior Vice President and
                (Age 46)        President and     Secretary, Express
                                Secretary         America Holdings
                                (since April      Corporation, Pilgrim
                                1995)             America Group, Inc., and
                                                  each of the funds in the
                                                  Pilgrim America Group
                                                  (since April 1995).
                                                  Senior Vice President,
                                                  Express America Mortgage
                                                  Corporation (June 1992 -
                                                  August 1994).  President,
                                                  Beverly Hills Securities
                                                  Corp (January 1990 - June
                                                  1992).
            Daniel A. Norman    Senior Vice       Director and Senior Vice
                (Age 38)        President         President, Pilgrim
                                (since April      America Group, Inc.;
                                1995)             Director, Senior Vice
                                                  President and Assistant
                                                  Secretary, Pilgrim
                                                  America Investments,
                                                  Inc., Senior Vice
                                                  President of Pilgrim
                                                  America Securities, Inc.
                                                  (since December 1994);
                                                  Senior Vice President of
                                                  each of the funds in the
                                                  Pilgrim America Group
                                                  (since April 1995);
                                                  Senior Vice President,
                                                  Express America Holdings
                                                  Corporation (since April
                                                  1995); Senior Vice
                                                  President, Express
                                                  America Mortgage
                                                  Corporation (since
                                                  February 1992); Chief
                                                  Financial Officer, Prime
                                                  Financial, Inc. (December
                                                  1985 - February 1992).
             Nancy L. Peden     Senior Vice       Senior Vice President and
                (Age 39)        President and     Assistant Secretary,
                                Assistant         Pilgrim America Group,
                                Secretary         Inc. (since April 1995);
                                (since 1993)      Vice President of
                                                  Operations, The Pilgrim
                                                  Group Inc. (for more than
                                                  the past five years prior
                                                  to April 1995); Senior
                                                  Vice President and
                                                  Assistant Secretary,
                                                  Pilgrim MagnaCap Fund,
                                                  Inc. (since 1993),
                                                  Pilgrim America Masters
                                                  Series, Inc. (since April
                                                  1995), Pilgrim America
                                                  Investment Funds, Inc.
                                                  (since April 1995),
                                                  Pilgrim Government
                                                  Securities Income Fund,
                                                  Inc. (since 1984) and
                                                  Pilgrim Prime Rate Trust
                                                  (since 1987).

           Michael J. Roland,   Senior Vice       Senior Vice President,
               CPA              President and     Treasurer and Chief
                (Age 37)        Treasurer         Financial Officer,
                                (since January    Pilgrim America Group,
                                1995)             Inc., Pilgrim America
                                                  Investments, Inc. and
                                                  Pilgrim America
                                                  Securities, Inc. (since
                                                  April 1995); Senior Vice
                                                  President and Treasurer
                                                  of each of the funds in
                                                  the Pilgrim America Group
                                                  (since April 1995);
                                                  Partner at the consulting
                                                  firm of Corporate Savings
                                                  Group, in Newport Beach,
                                                  California (July 1994 -
                                                  December 1994);  Vice
                                                  President, Pacific
                                                  Financial Asset
                                                  Management Corp. (PFAMCo)
                                                  Funds (1992 - June 1994);
                                                  Director of Financial
                                                  Reporting, Pacific Mutual
                                                  Life Insurance Company
                                                  (1988 - 1992).

          Shareholder Proposals

               It is anticipated that the next annual meeting of the Fund will be held in 1997. Any proposals of shareholders that are intended to be presented at the Fund's next annual meeting must be received at the Fund's principal executive offices within a reasonable period of time before the proxy solicitation for that meeting is made and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

          Reports to Shareholders

               The Fund will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding the Fund on request. Requests for such reports should be directed to Pilgrim America at Two Renaissance Square, Suite 1200, 40 North Central Avenue, Phoenix, Arizona 85004 or to the Fund at (800) 331-1080.

               IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                        Nancy L. Peden
                                        Assistant Secretary

          January ___, 1996
          Two Renaissance Square, Suite 1200
          40 North Central Avenue
          Phoenix, Arizona 85004

                               VOTING INSTRUCTION/PROXY

                           PILGRIM REGIONAL BANKSHARES INC.

          THE UNDERSIGNED OWNER OF COMMON STOCK, PAR VALUE $.001 PER SHARE, (THE "COMMON STOCK") OF PILGRIM REGIONAL BANKSHARES INC. (THE "FUND") HEREBY INSTRUCTS _______________ TO VOTE THE SHARES OF THE COMMON STOCK HELD BY HIM OR HER AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT _____ A.M., LOCAL TIME, ON __________, 1996 AT TWO RENAISSANCE SQUARE, 40 NORTH CENTRAL AVENUE, SUITE 1200, PHOENIX, ARIZONA 85004 AND AT ANY ADJOURNMENT THEREOF, IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS REFERRED TO IN THE PROXY STATEMENT FOR THE MEETING, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, AND IN __________'S DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING
          PROPOSALS.

          1.   TO APPROVE THE FOLLOWING CHANGES TO THE FUND'S INVESTMENT
               POLICIES:

                    A. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENT IN REGIONAL BANK SHARES.

               _____ FOR           _____ AGAINST          _____ ABSTAIN


                    B. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING MORE THAN 25% OF ITS ASSETS IN THE SECURITIES OF ANY INDUSTRY OTHER THAN THE BANKING INDUSTRY

               _____ FOR           _____ AGAINST          _____ ABSTAIN


                    C. TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN THE SECURITIES OF OTHER INVESTMENT COMPANIES.

               _____ FOR           _____ AGAINST          _____ ABSTAIN


               2. TO APPROVE OR DISAPPROVE AN AMENDMENT OF THE FUND'S RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE FUND.

               _____ FOR           _____ AGAINST          _____ ABSTAIN

               3. TO DETERMINE WHETHER THE FUND SHOULD REMAIN A CLOSED-END INVESTMENT COMPANY.

               _____ FOR           _____ AGAINST          _____ ABSTAIN

               4. TO ELECT FIVE DIRECTORS TO SERVE UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

                    NOMINEES:      MARY A. BALDWIN, AL BURTON,
                                   BRUCE S. FOERSTER, JOCK PATTON,
                                   ROBERT W. STALLINGS

               _____ FOR ALL NOMINEES        _____  WITHHOLD AUTHORITY TO
                                                    VOTE FOR ALL NOMINEES

               WITHHOLD AUTHORITY TO VOTE WITH RESPECT TO THE FOLLOWING NOMINEE(S) ONLY

               5. TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

               _____ FOR           _____ AGAINST          _____ ABSTAIN

               6. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENTS THEREOF.

               _____ FOR           _____ AGAINST          _____ ABSTAIN

          THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS.

          SHAREHOLDER SHARES       RECEIPT OF THE NOTICE OF MEETING AND
                                   PROXY STATEMENT IS HEREBY ACKNOWLEDGED:

                                   DATED: __________________, 1996

                                   _______________________________________

                                   _______________________________________
                                   SIGNATURE OF SHAREOWNER(S)

          THIS VOTING INSTRUCTION SHALL BE SIGNED EXACTLY AS YOUR NAME(S) APPEARS HEREON. IF AS AN ATTORNEY, EXECUTOR, GUARDIAN OR IN SOME REPRESENTATIVE CAPACITY OR AS AN OFFICER OF A CORPORATION, PLEASE ADD TITLE AS SUCH. JOINT OWNERS MUST EACH SIGN.

          PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.